SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities
         Exchange Act of 1934.

Date of Report (Date of earliest event reported)    MAY 6, 1996

                          FIRST AMERICAN RAILWAYS, INC.
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

   NEVADA                           33-14751-D                     87-0443800
- --------------                   ----------------                --------------
   State of                      (Commission File                (IRS Employer
Incorporation)                        Number)                    Identification
                                                                     Number)

      1360 SOUTH OCEAN BLVD., SUITE 1905, POMPANO BEACH, FLORIDA 33062
- --------------------------------------------------------------------------------
         (Address of principal executive offices of the registrant)

Registrant's telephone number, including area code: (954) 941-1155

                            ASIA-AMERICA CORPORATION
                   73-251 AMBER STREET, PALM DESERT, CA 92260
- --------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On May 6, 1996, the Registrant's Board of Directors voted to engage BDO Seidman, LLP to act as the Registrant's independent certified public accountants, thereby dismissing and replacing Hansen, Barnett & Maxwell, P.C. The former accountants' reports for the Registrant's last two fiscal years did not contain any adverse opinion, or disclaimer of opinion, nor were any such reports modified as to uncertainty, audit scope or accounting principles. There have been no disagreements between the Registrant and the former accountants with regard to any matters which would have caused such accountants to make reference to the subject matter thereof with their report.

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ITEM 5.           OTHER EVENTS.

FOR IMMEDIATE RELEASE

                                                 Contact:  Eugene K. Garfield
                                                           (954) 941-1155
                                        Public Relations:  Herbert Haft
                                                           The Haft Group, Inc.
                                                           (212) 759-8865

                                  PRESS RELEASE

                  FIRST AMERICAN RAILWAYS, INC. COMPLETES $16.5
                   MILLION PRIVATE OFFERING TO BUILD FUN-TRAIN

POMPANO BEACH, FLORIDA - MAY 13, 1996 - First American Railways, Inc., a Nevada corporation (OTC Bulletin Board -FTRN), announced today that it has completed a private offering of approximately $16.5 million in gross proceeds of its securities. The offering was consummated in connection with the previously-announced merger between the Company and a Florida corporation bearing the name First American Railways, Inc. The securities offered in the offering have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration of an applicable exemption from registration requirements.

         The proceeds of the offering will be used to build the Florida Fun-Train which is proposed to operate passenger rail service between South Florida and the Greater Orlando, Florida area.

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ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                  INFORMATION AND EXHIBITS.

         (C)      EXHIBITS.

                  16 Letter dated May 10, 1996 from Hansen, Barnett & Maxwell, P.C.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           FIRST AMERICAN RAILWAYS, INC.
                                           (F/K/A ASIA-AMERICA CORPORATION)

DATE:  MAY 13, 1996                        BY:        /s/ ALLEN C. HARPER
                                                     ---------------------
                                                ALLEN C. HARPER, CHAIRMAN OF THE
                                                       BOARD OF DIRECTORS

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                                  EXHIBIT INDEX

EXHIBIT
   NO.            DESCRIPTION
   ---            -----------
  16              LETTER DATED MAY 10, 1996
                  FROM HANSEN, BARNETT &
                  MAXWELL, P.C.

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